SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                   Form 8-K/A
                                (Amendment No. 1)


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 17, 2003

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                           SHORE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



        Virginia                    000-23847                    54-1873994
(State or other jurisdiction of    (Commission               (I.R.S. Employer
incorporation or organization)     File Number)              Identification No.)

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                             25253 Lankford Highway
                              Onley, Virginia 23418
          (Address of principal executive offices, including zip code)
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       Registrant's telephone number, including area code: (757) 787-1335




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Item 7.    Financial Statements and Exhibits.

  (c)      Exhibits.

           99.1 Press Release issued by Shore Financial Corporation, dated July 17, 2003.

Item 9.    Regulation FD Disclosure.

         The following information and referenced exhibit are being furnished under "Item 12. Disclosure of Results of Operations and Financial Condition."

         On July 17, 2003, Shore Financial Corporation issued a press release correcting certain information included in the company's July 15, 2003 earnings release announcing June 30, 2003 quarterly results of operations. A copy of the company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               SHORE FINANCIAL CORPORATION


                                               By: /s/ Steven M. Belote
                                                      ----------------------
                                                       Steven M. Belote
                                                       Vice President and
                                                       Chief Financial Officer


July 18, 2003

FOR IMMEDIATE RELEASE
July 17, 2003

                 Shore Financial Corporation Reports Correction


Shore Financial Corporation (SHBK) released its second quarter earnings statement on July 15, 2003. The return on average assets percentages for the half year period were incorrectly stated in the announcement. The report should have read that the return on average assets for the six months ended June 30, 2003 is 1.05% and for the same period in 2002 is 1.17%.